UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 28, 2008

Date of Report (Date of Earliest Event Reported)

WORLD MONITOR TRUST III – SERIES J

(Exact name of Registrant as Specified in its Charter)

Delaware	333-119612	20-2446281
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 King Street, Rye Brook, New York 10573

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective December 1, 2008, units of beneficial ownership (“Units”) of World Monitor Trust III – Series J (“Registrant”) began being offered only on a private placement basis to “accredited investors” pursuant to Regulation D under the Securities Act of 1933. As a result of this change in the manner in which the Units will be offered, Registrant entered into the following amended agreements, each of which was revised to reflect the fact that Units would only be offered to “accredited investors” on an ongoing basis:

(1)	Amended and Restated Advisory Agreement dated November 28, 2008 by and among Registrant, Preferred Investment Solutions Corp. (“Preferred”) and Graham Capital Management, L.P.;

(2)	Amended and Restated Advisory Agreement dated November 28, 2008 by and among Registrant, Preferred and Eagle Trading Systems, Inc.;

(3)	Amended and Restated Advisory Agreement dated November 28, 2008 by and among Registrant, Preferred and Ortus Capital Management Limited;

(4)	Second Amended and Restated Selling Agreement dated November 28, 2008 by and among Registrant, Preferred and Kenmar Securities Inc.; and

(5)	Form of Correspondent Selling Agent Agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 30, 2008, Registrant entered into the Third Amended and Restated Declaration of Trust and Trust Agreement dated November 30, 2008 by and among Preferred, Wilmington Trust Company and Registrant’s Unitholders. The Third Amended and Restated Declaration of Trust and Trust Agreement was entered into in order to reflect that effective December 1, 2008, Registrant began only offering its Units on a private placement basis to “accredited investors” pursuant to Regulation D under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.3	Third Amended and Restated Declaration of Trust and Trust Agreement dated November 30, 2008

10.1	Amended and Restated Advisory Agreement by and among Registrant, Preferred and Graham Capital Management, L.P. dated November 28, 2008

10.2	Amended and Restated Advisory Agreement by and among Registrant, Preferred and Eagle Trading Systems Inc. dated November 28, 2008

10.3	Amended and Restated Advisory Agreement by and among Registrant, Preferred and Ortus Capital Management Limited dated November 28, 2008

10.4	Second Amended and Restated Selling Agreement by and among Registrant, Preferred and Kenmar Securities dated November 28, 2008

10.5	Form of Second Amended and Restated Correspondent Selling Agent Agreement dated November 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD MONITOR TRUST III – SERIES J

	By:	Preferred Investment Solutions Corp.,
its Managing Owner

Date: December 2, 2008		By:	/s/ Lawrence S. Block
		Name:	Lawrence S. Block
		Title:	Senior Vice President and General Counsel